  Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Lawrence E. Davanzo, President of Wilshire Variable Insurance Trust (the "Registrant"), certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/1/05                                   /s/ Lawrence E. Davanzo
                                               ---------------------------------
                                               Lawrence E. Davanzo, President
                                               (principal executive officer)

I, Scott Boroczi, Treasurer of Wilshire Variable Insurance Trust (the "Registrant"), certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/1/05                                   /s/ Scott Boroczi
                                               ---------------------------------
                                               Scott Boroczi, Treasurer
                                               (principal financial officer)